UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

Terran Orbital Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

**** REMINDER NOTICE - IMPORTANT ****

**** PLEASE VOTE TODAY****

October 15, 2024

Dear Fellow Terran Orbital Stockholder:

Enclosed you will find certain proxy materials relating to Terran Orbital’s Special Meeting of Stockholders scheduled to be held on October 29, 2024, to approve our Merger with Lockheed Martin Corporation.

Because we have not yet heard from you, we are sending you this reminder notice and ask that you vote your shares today, and to vote “FOR” the Merger and all other proposals. As a stockholder, you have the right to vote by mail, over the Internet, or by telephone, and we are asking you to do so today to ensure that your vote is counted. Instructions on how to vote over the telephone or Internet are enclosed in this package.

Terran Orbital’s Board of Directors unanimously recommends that you vote “FOR” the Merger and all proposals on the agenda.

Your shares cannot be represented at the Special Meeting with respect to any matters to be voted upon unless you either sign and return the enclosed proxy card or vote by telephone or over the Internet.

Upon completion of the Merger, you will be entitled to receive $0.25 in cash, without interest, for each share of Terran Orbital common stock that you own. If the Merger is not approved by stockholders, (i) we will have incurred significant risk and transaction and opportunity costs, including the possibility of disruption to our operations, diversion of management and employee attention, employee attrition and a potentially negative effect on business and customer and supplier relationships, (ii) the trading price of shares of our common stock would likely be adversely affected and (iii) the market’s perceptions of our prospects could be adversely affected. More importantly, unless the stockholders approve the Merger, we will be forced to seek bankruptcy protection or other insolvency proceedings in order to preserve as much of the value of our assets as possible. In the event of such bankruptcy protection or other insolvency proceedings, equity holders of Terran Orbital likely would not receive any return on their investment.

TIME IS SHORT AND YOUR VOTE IS IMPORTANT!

You may vote by mail, over the Internet, or by telephone, and we are asking you to do so today to ensure that your vote is counted. Instructions on how to vote over the telephone or Internet are enclosed in this package.

If you have any questions, or need assistance in voting your shares, please call our proxy solicitation firm:

Sodali & Co LLC

1-800-662-5200

Sincerely yours,

/s/ Marc Bell

Marc Bell

Chairman of the Board and Chief Executive Officer

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Terran Orbital by Lockheed Martin. In connection with the proposed transaction, Terran Orbital filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) on October 4, 2024. On or about October 4, 2024, Terran Orbital commenced mailing the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. STOCKHOLDERS OF TERRAN ORBITAL ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TERRAN ORBITAL FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement, the preliminary proxy statement filed in connection with the proposed transaction, and any other documents filed or will be filed by Terran Orbital with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at Terran Orbital’s website at www.terranorbital.com.

Participants in the Solicitation

Terran Orbital, Lockheed Martin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Terran Orbital’s stockholders with respect to the proposed transaction. Information regarding the identity of participants in the solicitation of proxies, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction. Additional information about Terran Orbital’s directors and executive officers and their ownership of Terran Orbital common stock is set forth in Terran Orbital’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on April 10, 2024, under “Board of Directors and Corporate Governance,” “Executive Officers,” and “Executive Compensation” and the Proxy Statement under “Security Ownership of Certain Beneficial Owners and Management.” To the extent that holdings of Terran Orbital’s securities by directors and executive officers have changed since the amounts disclosed in the Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. Information about Lockheed Martin’s directors and executive officers is set forth in Lockheed Martin’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on March 15, 2024 (the “Lockheed Martin 2024 Proxy Statement”), under “Director Nominees,” “Executive Compensation” and “Security Ownership of Management and Certain Beneficial Owners.” To the extent holdings of Lockheed Martin’s securities by directors and executive officers have changed since the amounts disclosed in the Lockheed Martin 2024 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing the respective companies’ websites at www.terranorbital.com (Terran Orbital) and www.lockheedmartin.com (Lockheed Martin).

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Terran by Lockheed Martin. In connection with the proposed transaction, Terran filed the Proxy Statement with the SEC on October 4, 2024. On or about October 4, 2024, Terran commenced mailing the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. STOCKHOLDERS OF TERRAN ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TERRAN FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement, the preliminary proxy statement filed in connection with the proposed transaction, and any other documents filed or will be filed by Terran with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at Terran’s website at www.terranorbital.com.

Participants in the Solicitation

Terran, Lockheed Martin and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Terran’s stockholders with respect to the proposed transaction. Information regarding the identity of participants in the solicitation of proxies, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Additional information about Terran’s directors and executive officers and their ownership of Terran common stock is set forth in Terran’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on April 10, 2024, under “Board of Directors and Corporate Governance,” “Executive Officers,” and “Executive Compensation” and the Merger Proxy Statement under “Security Ownership of Certain Beneficial Owners and Management.” To the extent that holdings of Terran’s securities by directors and executive officers have changed since the amounts disclosed in the Merger Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. Information about Lockheed Martin’s directors and executive officers is set forth in Lockheed Martin’s definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on March 15, 2024 (the “Lockheed Martin 2024 Proxy Statement”), under “Director Nominees,” “Executive Compensation” and “Security Ownership of Management and Certain Beneficial Owners.” To the extent holdings of Lockheed Martin’s securities by directors and executive officers have changed since the amounts disclosed in the Lockheed Martin 2024 Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 and Statements of Changes in Ownership on Form 4 filed with the SEC. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or by accessing the respective companies’ websites at www.terranorbital.com (Terran) and www.lockheedmartin.com (Lockheed Martin).